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                                  Exhibit 10.57

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

          EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 23, 2000, among AMERUS LIFE HOLDINGS, INC., an Iowa corporation (the "Borrower"), the various Banks from time to time party to the Credit Agreement referred to below (the "Banks"), BANK ONE, INDIANA, NA and ABN AMRO BANK, N.V., as Co-Arrangers (the "Co-Arrangers") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the Borrower, the Banks, the Co-Arrangers and the Administrative Agent are parties to a Credit Agreement, dated as of October 23, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower has requested that the Banks agree to amend the Credit Agreement as herein provided; and

          WHEREAS, the Banks have agreed to the amendments to the Credit Agreement as herein provided subject to the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Section 7.11 of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

               "7.11 Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio for any Test Period through June 30, 2001 to be less than 2.25:1.00; thereafter, the Borrower will not permit the Interest Coverage Ratio for any Test Period to be less than 2.5:1.00.

          2. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) all representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Eighth Amendment Effective Date (as defined below) after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (y) there exists no Default or Event of Default on the Eighth Amendment Effective Date, after giving effect to this Amendment.






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          3.   This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Credit Document except as expressly set forth herein.

          4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          6. This Amendment shall become effective as on the date (the "Eighth Amendment Effective Date") when each of the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

          7. From and after the Eighth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                      * * *




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          IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                AMERUS LIFE HOLDINGS, INC.



                                By /s/ Michael G. Fraizer
                                   -------------------------------
                                   Name:  Michael G. Fraizer
                                   Title: Executive Vice President and
                                          Chief Financial Officer

                                THE CHASE MANHATTAN BANK,
                                  Individually and as Administrative Agent

                                By /s/ Helen L. Newcomb
                                   -------------------------------
                                   Name:  Helen L. Newcomb
                                   Title: Vice President

                                BANK ONE, INDIANA, NA, Individually and
                                  as a Co-Arranger



                                By /s/ Cynthia W. Priest
                                   --------------------------------
                                   Name:  Cynthia W. Priest
                                   Title: First Vice President



                                ABN AMRO BANK N.V., Individually and as a
                                  Co-Arranger



                                By /s/ Bruce D. Ballentine
                                   --------------------------------
                                   Name:  Bruce D. Ballentine
                                   Title: Group Vice President



                                By /s/ Neil R. Stein
                                   --------------------------------
                                   Name:  Neil R. Stein
                                   Title: Assistant Vice President




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                                BANK OF MONTREAL



                                By /s/ Bruce A. Pietka
                                   -------------------------------
                                   Name:  Bruce A. Pietka
                                   Title: Director

                                BANQUE NATIONALE DE PARIS



                                By
                                   --------------------------------
                                   Name:
                                   Title:



                                CIBC INC.



                                By
                                   --------------------------------
                                   Name:
                                   Title:



                                DRESDNER BANK AG, NEW YORK
                                  BRANCH AND GRAND CAYMAN
                                  BRANCH



                                By /s/ Lloyd C. Stevens
                                   --------------------------------
                                   Name:  Lloyd C. Stevens
                                   Title: Vice President

                                By /s/ Jonathan Wallin
                                   --------------------------------
                                   Name:  Jonathan Wallin
                                   Title: Vice President





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                                FIRST UNION NATIONAL BANK



                                By /s/ Thomas L. Stitchberry
                                   --------------------------------
                                   Name:  Thomas L. Stitchberry
                                   Title: Senior Vice President


                                FLEET NATIONAL BANK


                                By /s/ David A. Bosselait
                                   --------------------------------
                                   Name:  David A. Bosselait
                                   Title: Director


                                MELLON BANK, N.A.


                                By /s/ Susan M. Whitewood
                                   --------------------------------
                                   Name:  Susan M. Whitewood
                                   Title: Vice President

                                BANK OF AMERICA, N.A.



                                By
                                   --------------------------------
                                   Name:
                                   Title:



                                WELLS FARGO BANK IOWA, NATIONAL
                                  ASSOCIATION



                                By /s/ Diane S. Ramsey
                                   --------------------------------
                                   Name:  Diane S. Ramsey
                                   Title: Vice President





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                                ROYAL BANK OF CANADA



                                By /s/ Alexander Birr
                                   --------------------------------
                                   Name:  Alexander Birr
                                   Title: Senior Manager

                                SUNTRUST BANK



                                By
                                   --------------------------------
                                   Name:
                                   Title: